EXHIBIT A

As of June 22, 2007, the following persons owned of record or beneficially 5% or more of the following Funds:

Title of Class	Name and Address	Amount and	Percent of Class
	of Beneficial	Nature of
	Owner	Beneficial
		Ownership
NestEgg Dow Jones	Transco & Co.
2010 Fund – I Class	c/o M&I Trust	666,620.78 shares	95.02%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	Pershing LLC
2010 Fund – Class A	One Pershing Plaza	24,456.60 shares	71.49%
	Product Support 14th
	Floor
	Jersey City, NJ 07399

	Sandra C. Whitworth
	IRA	4,524.14 shares	13.22%
	860 N McQueen
	Rd #1144
	Chandler AZ 85225

	David M. Ricci
	IRA	2,764,55 shares	8.08%
	3886 E. Vallejo Drive
	Gilbert, AZ 85297

NestEgg Dow Jones	John Pileggi
2010 Fund – Class C	335 Madison Ave.	702.00 shares	36.47%
	New York, NY 10017

	Pershing LLC
	One Pershing Plaza
	Product Support 14th	1,224.13 shares	63.52%
	Floor
	Jersey City, NJ 07399

NestEgg Dow Jones	Transco & Co.
2015 Fund – I Class	c/o M&I Trust	1,393,794.24 shares	97.97%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	Pershing LLC
2015 Fund – Class A	One Pershing Plaza	9,343.66 shares	49.31%
	Product Support 14th
	Floor
	Jersey City, NJ 07399

	MG Trust
	Custodian or Trustee	8,789 shares	46.38%
	Ward Feed Yard Inc.
	700 17th Street
	Denver, CO 80202

NestEgg Dow Jones	John Pileggi
2015 Fund – Class C	335 Madison Ave.	690.31 shares	27.63%
	New York, NY 10017

	Pershing LLC
	One Pershing Plaza	1,807.37 shares
	Product Support 14th		72.36%
	Floor
	Jersey City, NJ 07399

NestEgg Dow Jones	Transco & Co.
2020 Fund – I Class	c/o M&I Trust	3,193,989.61 shares	98.64%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	Pershing LLC
2020 Fund – Class A	One Pershing Plaza
	Product Support 14th	15,491 shares	52.19%
	Floor
	Jersey City, NJ 07399

	MG Trust
	Custodian or Trustee	12,083.34 shares	40.71%
	Ward Feed Yard Inc.
	700 17th Street
	Denver, CO 80202

NestEgg Dow Jones	John Pileggi
2020 Fund – Class C	335 Madison Ave.	651.39 shares	100%
	New York, NY 10017

NestEgg Dow Jones	Transco & Co.
2030 Fund – I Class	c/o M&I Trust	2,192,209.39 shares	98.65%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	MG Trust
2030 Fund – Class A	Custodian or Trustee
	Ward Feed Yard Inc.	24,546.44 shares	53.19%
	700 17th Street
	Denver, CO 80202

	Pershing LLC
	One Pershing Plaza
	Product Support 14th	9,742.76 shares	21.11%
	Floor
	Jersey City, NJ 07399

	David M. Ricci
	IRA	5,558.41 shares	12.04%
	3886 E. Vallejo Drive
	Gilbert, AZ 85297

	MG Trust Company
	Custodian FBO
	Byron R. Beard	4,059.53 shares	8.79%
	700 17th Street
	Denver, CO 80202

NestEgg Dow Jones	John Pileggi
2030 Fund – Class C	335 Madison Ave.	685.09 shares	100%
	New York, NY 10017

NestEgg Dow Jones	Transco & Co.
2040 Fund – I Class	c/o M&I Trust	2,259,827.47 shares	99.52%
	11270 West Park Pl.
	Milwaukee, WI 53224

NestEgg Dow Jones	MG Trust
2040 Fund – Class A	Custodian or Trustee
	Ward Feed Yard Inc.	25,079.60 shares	37.43%
	700 17th Street
	Denver, CO 80202

	James O. Vanarsdale
	Rollover IRA	23,076 shares	34.44%
	501 N Main
	Macksville, KS 67557

	MG Trust Company
	Custodian FBO	14,996.40 shares	22.38%
	Byron R. Beard
	700 17th Street
	Denver, CO 80202

NestEgg Dow Jones	Pershing LLC
2040 Fund – Class C	One Pershing Plaza
	Product Support 14th	880.44 shares	56.71%
	Floor
	Jersey City, NJ 07399

	John Pileggi
	335 Madison Ave.	672.00 shares	43.28%
	New York, NY 10017

     The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

[Shareholder Name]
[Address]
[Fund Name]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS
June 15, 2007

NestEgg Dow Jones U.S. Funds (the “Funds”)

This proxy is solicited on behalf of the board of trustees of American Independence Funds Trust, on behalf of the Fund, each a separate series of American Independence Funds Trust. The undersigned hereby appoints John Pileggi, Jared Goldstrom and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the special meeting of Shareholders to be held at 10:00 a.m. Eastern time, on July 26, 2007, at the Fund’s offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the Proposal, with discretionary power to vote upon such other business as may properly come before the Special Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

Date July 2, 2007

YOUR VOTE IS VERY IMPORTANT. PLEASE
COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY.

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

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NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve a change to the investment objective of the Fund to provide global exposure to the Funds’ investments.

FOR |_|	AGAINST |_|	ABSTAIN |_|

(2) To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE.

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